                                                                     Exhibit 23





                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 13, 1998 on our audits of the consolidated financial statements and financial statement schedule of Allen Telecom Inc.






                                                 /s/ PricewaterhouseCoopers LLP

                                                     PricewaterhouseCoopers LLP

Cleveland, Ohio
December 4, 1998






















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